EXHIBIT 32.2

CERTIFICATION OF THE PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Fifth Era Acquisition Corp I (the “Company”) for the quarterly period ended March 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chris Linn, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

Dated: May 9, 2025

/s/ Chris Linn
Chris Linn
Chief Financial Officer
(principal financial and accounting officer)